SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2005
                                                         ----------------


                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                  0-30507                     94-3324992
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


               420 Florence Street, Suite 200, Palo Alto, CA 94301
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.02    Changes in Registrant's Certifying Public Accountant.

(b) On November 10, 2005, the registrant engaged the firm of Pohl, McNabola, Berg + Company, LLP ("PMB"), San Francisco, California, as its principal accountant to audit its financial statements. During the registrant's two most recent fiscal years and the subsequent interim period through November 10, 2005, neither the registrant nor anyone on its behalf consulted PMB regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and no written report or oral advice was provided to the registrant that PMB concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either (a) the subject of a disagreement with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with any report during such period, or (b) or any "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K during such period.

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
             Year

(a) On November 7, 2005, the registrant's Board of Directors voted to amend
Article VII of the registrant's Bylaws to change the registrant's fiscal year from the twelve calendar months ending December 31, in each year to the twelve calendar months ending September 30 in each year, pursuant to the authority of the Board to do so as set forth in Article VII of the Bylaws. The registrant will file an annual report on Form 10-K for the transition period from January 1, 2005 through September 30, 2005 on or before December 30, 2005, in accordance with Rule 13a-10.


ITEM 9.01        Financial Statements and Exhibits

(c)      Exhibits

3.1         Certificate of Amendment of Bylaws Article VII



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 11, 2005            BellaVista Capital, Inc.



                                     By: /s/ MICHAEL RIDER
                                         --------------------------------
                                         Michael Rider, Chief Executive Officer